UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700,
Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 1, 2024, the Board of Directors (the “Board”) of Ducommun Incorporated (the “Company”) appointed David B. Carter as a Class I Director, effective immediately, to serve for a term expiring at the annual meeting of stockholders in 2025 and until his successor is elected and qualified. In connection with Mr. Carter’s election to the Board, he has been appointed to serve as a member of its Innovation Committee.

In connection with his service as a director, Mr. Carter will be compensated on the same basis as other non-employee directors of the Company. Effective, January 1, 2024, the Company’s non-employee directors are paid a mix of cash and equity for their service on the Company’s Board, consisting of: an annual cash retainer of $80,000 to be paid on a quarterly basis; an equity-based annual retainer in the form of restricted stock units for a number of shares equal to $135,000; committee meeting fees of $2,500 per meeting; an additional retainer for committee chair roles, ranging from $7,500 to $12,500; and an additional retainer for the lead independent director of $30,000. In addition, Mr. Carter will receive a one-time grant of restricted stock units under the Company’s Amended and Restated 2020 Stock Incentive Plan, equal to 1,000 shares of restricted stock units. In connection with his appointment as a director, the Company has entered into its standard form of indemnification agreement with Mr. Carter, which among other things, requires the Company to indemnify Mr. Carter to the fullest extent permitted by the General Corporation Law of the State of Delaware in connection with any proceedings relating to his service as a director of the Company and to advance any expenses incurred by Mr. Carter in connection with any such proceedings.

The Company is unaware of any arrangements or understandings between Mr. Carter and any other person pursuant to which he was selected as a director of the Company and he has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On February 5, 2024, the Company issued a press release regarding Mr. Carter’s election to the Board. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability under the Private Securities Litigation Reform Act. Forward-looking statements may be preceded by, followed by or include the words “could,” “may,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” or similar expressions. All statements other than statements of historical fact, including, without limitation, statements with respect to the expected contributions of the Company’s newly appointed director and similar expressions that concern the Company’s intentions or beliefs about future occurrences, expectations, or results are forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and its financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including the occurrence of any event, change, or other circumstances that could give rise to those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including those factors disclosed under “Risk Factors” in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. You should not place undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this Current Report, or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov).

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Exhibit Title or Description

99.1	Ducommun Incorporated press release issued on February 5, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: February 5, 2024	By:	/s/ Rajiv A. Tata
Rajiv A. Tata
Vice President, General Counsel & Corporate Secretary